Investor Presentation March 28, 2025

CAUTIONARY STATEMENT This presentation contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact, such as plans, projections or expectations related to inflation, interest rates, tariffs, supply chain constraints, Stratus’ ability to pay or refinance its debt obligations as they become due, availability of bank credit, Stratus’ ability to meet its future debt service and other cash obligations, projected future operating loans or capital contributions to Stratus’ joint ventures, future cash flows and liquidity, the Austin and Texas real estate markets, the planning, financing, development, construction, completion and stabilization of Stratus’ development projects, plans to sell, recapitalize, or refinance properties, future operational and financial performance, municipal utility district (MUD) reimbursements for infrastructure costs, regulatory matters, including the expected impact of Texas Senate Bill 2038 (the ETJ Law) and related ongoing litigation, leasing activities, tax rates, future capital expenditures and financing plans, possible joint ventures, partnerships, or other strategic relationships, other plans and objectives of management for future operations and development projects, and potential future cash returns to stockholders, including the timing and amount of repurchases under Stratus’ share repurchase program. The words “anticipates,” “may,” “can,” “plans,” “believes,” “potential,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions or statements are intended to identify those assertions as forward-looking statements. Under Stratus’ Comerica Bank debt agreements, Stratus is not permitted to repurchase its common stock in excess of $1.0 million or pay dividends on its common stock without Comerica Bank’s prior written consent, which Stratus obtained in connection with its current $5.0 million share repurchase program. Any future declaration of dividends or decision to repurchase Stratus’ common stock is at the discretion of Stratus’ Board of Directors (Board), subject to restrictions under Stratus’ Comerica Bank debt agreements, and will depend on Stratus’ financial results, cash requirements, projected compliance with covenants in its debt agreements, outlook and other factors deemed relevant by the Board. Stratus’ future debt agreements, future refinancings of or amendments to existing debt agreements or other future agreements may restrict Stratus’ ability to declare dividends or repurchase shares. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to implement its business strategy successfully, including its ability to develop, construct and sell or lease properties on terms its Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance and insurance costs, and the cost of building materials and labor, elevated inflation and interest rates, the effect of tariffs or threatened tariffs, supply chain constraints, Stratus’ ability to pay or refinance its debt, extend maturity dates of its loans or comply with or obtain waivers of financial and other covenants in debt agreements and to meet other cash obligations, availability of bank credit, defaults by contractors and subcontractors, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business and geopolitical conditions, potential U.S. or local economic downturn or recession, the availability and terms of financing for development projects and other corporate purposes, Stratus’ ability to collect anticipated rental payments and close projected asset sales, loss of key personnel, Stratus’ ability to enter into and maintain joint ventures, partnerships or other strategic relationships, including risks associated with such joint ventures, any major public health crisis, eligibility for and potential receipt and timing of receipt of MUD reimbursements, industry risks, changes in buyer preferences, potential additional impairment charges, competition from other real estate developers, Stratus’ ability to obtain various entitlements and permits, changes in laws, regulations or the regulatory environment affecting the development of real estate, opposition from special interest groups or local governments with respect to development projects, weather- and climate-related risks, environmental and litigation risks, including the timing and resolution of the ongoing litigation challenging the ETJ Law and Stratus’ ability to implement revised development plans in light of the ETJ Law, the failure to attract buyers or tenants for Stratus’ developments or such buyers’ or tenants’ failure to satisfy their purchase commitments or leasing obligations, cybersecurity incidents and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2024 (2024 Form 10-K), filed with the U.S. Securities and Exchange Commission (SEC), and in Stratus’ subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward- looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience or other changes. This presentation also includes Net Asset Value (NAV), and financial measures calculated by reference to NAV, including after-tax NAV and after-tax NAV per share, which are not recognized under U.S. generally accepted accounting principles (GAAP). These measures are described beginning on page 7 of this presentation. Stratus’ management believes these measures can be helpful to investors in evaluating its business because these measures illustrate current embedded value in Stratus’ real estate, which is carried on its GAAP balance sheet primarily at cost. Management uses these measures, among others, in evaluating progress on Stratus’ active development plan. These measures are intended to be performance measures that should not be regarded as more meaningful than GAAP measures. Other companies may calculate these measures differently. As required by SEC rules, a reconciliation of Stratus’ total stockholders’ equity in its consolidated balance sheet to after-tax NAV is included on pages 7 and 8 of this presentation. Stratus recommends that you read this presentation along with Stratus’ Form 10-K, and subsequent reports filed with the SEC, which include Stratus’ financial information presented in accordance with GAAP and which contain other important information about Stratus. 2

Estimated Net Asset Value

As of 12/31/24

	Property	Note	Use	Approved Entitlements			Ownership %	Value ($MMs except per share amounts)						
				Resi. Units	Multifam. Units	Square Feet		Carrying Value[(A)]	Gross Value [(B)]	NAV [(C)]	Tax Basis [(D)]	Built-In Gain [(E)]	21% Corporate Tax [(F)]	NAV After Tax
1	**Substantially Completed Property**													
2	Jones Crossing HEB (College Station) *	(B)(G)(H)	MU	-	275	258,842	100%							
3	Kingwood Place HEB *	(I)	R	-	-	151,877	60%							
4	Lantana Place *	(B)	R	-	-	99,377	100%							
5	Saint June (Amarra/Barton Creek) *	(B)(I)(J)	MF	-	182	-	34%							
6	West Killeen Market HEB *	(B)	R	-	-	44,493	100%							
7	**Total Completed Property**			**-**	**457**	**554,589**		**160.0**	**240.0**	**91.7**	**155.8**	**84.2**	**(13.5)**	**78.2**
8	**Residential and Commercial Property for Sale**													
9	Amarra Lots (Barton Creek) **		SF	1	-	-	100%							
10	Magnolia Place (Houston) *	(B)(G)	MF	-	275	-	100%							
11	**Total Residential and Commercial Property for Sale**			**1**	**275**	**-**		**3.2**	**9.8**	**8.4**	**4.5**	**5.3**	**(1.1)**	**7.2**
12	**Property Under Construction**													
13	Amarra Villas (Barton Creek) **	(J)	SF	5	-	-	100%							
14	Holden Hills Phase 1 (f/k/a Holden Hills) **	(I)(K)	SF	475	-	-	50%							
15	Saint George *	(B)(I)	MF	-	316	-	10%							
16	**Total Property Under Construction**			**480**	**316**	**-**		**149.1**	**194.1**	**60.8**	**175.7**	**18.3**	**(3.9)**	**56.9**
17	**Property Currently Undergoing Active Planning**													
18	Annie B **	(I)	MF	-	316	8,325	31%							
19	Holden Hills Phase 2 (f/k/a Section N) **	(K)	MU	-	1,412	1,560,810	100%							
20	Oaks at Lakeway Back Land **	(H)	SF	-	270	-	100%							
21	Saint Julia (Lantana Multifamily) **	(B)	MF	-	212	-	100%							
22	**Total Property Currently Undergoing Active Planning**			**-**	**2,210**	**1,569,135**		**121.9**	**142.7**	**113.8**	**124.6**	**18.0**	**(3.2)**	**110.6**

STRATUS®

3

Estimated Net Asset Value

As of 12/31/24

#	Property	Note	Use	Approved Entitlements: Resi. Units	Approved Entitlements: Multifam. Units	Approved Entitlements: Square Feet	Ownership %	Value ($MMs except per share amounts): Carrying Value[(A)]	Gross Value [(B)]	NAV [(C)]	Tax Basis [(D)]	Built-In Gain [(E)]	21% Corporate Tax [(F)]	NAV After Tax
23	**Property Held for Future Use**													
24	Barton Creek: Amarra Multifamily and Commercial **		MU	10	-	83,081	100%							
25	Barton Creek Blvd./ SW Pkwy Residential (Travis Cook) **		SF	1	-	-	100%							
26	Barton Creek Blvd./ Bee Cave Road Entry Corner **		R	-	-	5,000	100%							
27	Barton Creek Fazio Canyons 18th Green Lot **		SF	1	-	-	100%							
28	Circle C: Tract 102 **		MF	-	56	-	100%							
29	Circle C: Tract 110 **	(L)	O	-	-	660,985	100%							
30	Lantana Office: Tract G04/G07 **	(L)	O	-	-	160,000	100%							
31	New Caney **	(B)	MU	-	275	145,000	100%							
32	North Lamar **	(B)(L)	O	-	-	7,285	100%							
33	**Total Property Held for Future Use**			**12**	**331**	**1,061,351**		**30.6**	**61.3**	**61.3**	**36.0**	**25.3**	**(5.3)**	**56.0**
34	**Other Assets and Liabilities**													
35	Other Non-Real Estate Assets	(M)(N)		-	-	-	100%							
36	Cash	(M)		-	-	-	100%							
37	MUD Reimbursables	(O)		-	-	-	100%							
38	Other Liabilities and Corporate Debt	(M)(P)		-	-	-	100%							
39	**Total Other Assets**			**-**	**-**	**-**		**44.6**	**44.8**	**21.9**	**43.2**	**1.6**	**(0.3)**	**21.6**
40	**Grand Total**			**493**	**3,589**	**3,185,075**		**$ 509.5**	**$ 692.6**	**$ 357.9**	**$ 539.9**	**$ 152.7**	**$ (27.4)**	**$ 330.5**
41	**Shares Outstanding (Diluted)**	**(Q)**						**8.184**						
42	**Total Per Share**							**$ 62.25**	**$ 84.63**	**$ 43.73**	**$ 65.97**	**$ 18.66**	**$ (3.35)**	**$ 40.38**

STRATUS®

4

Footnotes 5 SF=Single-Family MF=Multi-Family O=Office R=Retail MU=Mixed Use For * and **, see Page 9. (A) Carrying values as of December 31, 2024. For a discussion of risks related to our business and properties, see "Risk Factors" in our 2024 Form 10-K and subsequent SEC filings. (B) Gross Value is equal to the appraised value for all assets where an appraisal was obtained. I f an alternative valuation method is used, it is described in a corresponding footnote below. All appraisal reports are dated between 9/11/24 and 1/17/25. All appraisals were commissioned by third party lenders except Magnolia Place HEB, New Caney, North Lamar, Saint George, Saint Julia, and West Killeen Market HEB. Magnolia Place HEB, New Caney, North Lamar and Saint Julia are unencumbered. All appraisals directly commissioned by Stratus for encumbered projects employed the same appraisers used by the lenders to underwrite the current loans. (C) See “Cautionary Statement." To calculate NAV, the principal amount of project debt reported under GAAP was subtracted from the Gross Value of the related project. (D) Tax basis represents preliminary carrying values for income tax purposes as of December 31, 2024, and are subject to change until the 2024 federal tax return is filed. (E) Built-in gain represents the excess of Gross Value over the Tax Basis for each asset. (F) The estimated after-tax NAV as of December 31, 2024 was calculated using the federal tax rate of 21% effective as of that date. (G) The estimated values of the Profit Participation Incentive Plan and Long-Term Incentive Plan awards were deducted from the NAV and NAV After Tax. (H) The net value and corporate tax attributable to estimated HEB profits interests was deducted from the NAV and NAV After Tax. (I ) The estimated value attributable to third party ownership was deducted from the NAV and NAV After Tax. Ownership % is the forecasted share of future cash distributions to Stratus calculated in accordance with the distribution waterfall of each partnership agreement. (J) To estimate the value of Amarra Villas and Saint June, we used the appraised value of the property as stabilized, as determined by an independent third-party appraisal firm, and subtracted our estimated cost to complete. (K) Because of the ETJ Law, our development plans are being adjusted to benefit from the new regulatory scheme. See 2024 Form 10-K for more information. (L) Management's current development plans do not include any office space. We are pursuing rezoning of Tract 110 from office to multi-family use. (M) No third-party appraisal was obtained for Other Non-Real Estate Assets, Cash, Other Liabilities, and Corporate Debt. Gross Value is equal to Carrying Value. (N) Includes restricted cash, accounts receivable, deposits and prepaids. (O) A third-party appraisal was obtained for the Magnolia MUD Reimbursables based on a reimbursement forecast prov ided by the MUD board. Gross Value is equal to Carrying Value for all other MUD Reimbursables. MUD Reimbursables also include estimated developer interest. (P) Includes accounts payable, accrued liabilities, accrued property tax, accrued interest, deposits, other liabilities, and corporate revolver, which had no outstanding balance as of December 31, 2024. The corporate revolver is secured by all properties without project debt except Barton Creek Fazio Canyons Club, New Caney, North Lamar and Saint Julia. In the corporate revolver modification in March 2025, the collateral was rev ised to include Barton Creek Fazio Canyons Club and exclude Barton Creek Blvd./ SW Pkwy Residential (Trav is Cook). (Q) Includes 8.024 million shares of Stratus common stock outstanding and 0.161 million outstanding restricted stock units as of December 31, 2024.

Debt Detail

Debt and Rates as of 12/31/2024

($ millions)

		Commitment	Outstanding [1]	%	% of TAV	Rate	Type
Recourse							
Construction/Land Acquisition							
Amarra Residential	Comerica	$3.3	$1.6	0.8%	0.2%	7.65%	Float
Annie B	Comerica	$12.6	$12.6	6.4%	1.8%	7.65%	Float
Holden Hills Phase 1	Comerica	$26.1	$15.6	7.9%	2.3%	7.65%	Float
Saint George	Comerica	$56.8	$48.3	24.6%	7.0%	6.98%	Float
Saint June	Texas Capital Bank	$32.3	$31.7	16.1%	4.6%	6.90%	Float
Total Construction/Land Acquisition		$131.2	$109.8	55.8%	15.9%	7.14%	
Revolver							
Revolver	Comerica	$52.3	$0.0	0.0%	0.0%	8.33%	Float
Total Revolver		$52.3	$0.0	0.0%	0.0%	8.33%	
Total Recourse		$183.5	$109.8	55.8%	15.9%	7.14%	
Non-Recourse							
Jones Crossing HEB (College Station) [2]	Regions Bank	$24.5	$22.6	11.5%	3.3%	6.87%	Float
Kingwood Place HEB	Voya	$33.0	$33.0	16.8%	4.8%	6.35%	Float
Lantana Place [2]	Southside Bank	$25.7	$25.6	13.0%	3.7%	6.93%	Float
Saint June	Class B Limited Partner	$0.5	$0.5	0.3%	0.1%	9.55%	Float
West Killeen Market HEB	Southside Bank	$6.0	$5.2	2.6%	0.8%	7.27%	Float
Total Non-Recourse		$89.7	$86.8	44.2%	12.5%	6.73%	
Total Debt [1]		$273.2	$196.7	100.0%	28.4%	6.96%	
Total Asset Value (TAV) [3]		$692.6	$692.6				
Recourse Debt, Construction, Revolver / Total Asset Value		26.5%	15.9%	55.8%			
Non-Recourse Debt / Total Asset Value		13.0%	12.5%	44.2%			
Total Debt / Total Asset Value		39.4%	28.4%				
Fixed Rate Debt		$0.0	$0.0	0.0%	0.0%	0.00%	
Floating Rate Debt		$273.2	$196.7	100.0%	28.4%	6.96%	

(1) Outstanding Total Debt represents the principal amounts of debt outstanding as of December 31, 2024.

(2) The loans for Jones Crossing HEB (College Station) and Lantana Place were refinanced during the first quarter of 2025.

(3) Total Asset Value is the Grand Total (line 40) of the Gross Value column on page 4.

STRATUS®

6

GAAP Reconciliation After-tax NAV estimates the market value of Stratus' assets (gross value) and subtracts the book value of Stratus' total liabilities reported under GAAP (excluding deferred financing costs presented in debt), value attributable to third party owners, estimated H-E-B, LP (H-E-B) profits interests and awards under the Profit Participation Incentive Plan and Long Term Incentive Plan, and estimated income taxes computed on the difference between the estimated market values and the tax basis of the assets. Stratus also presents the non-GAAP measure after-tax NAV per share, which is after-tax NAV divided by shares of its common stock outstanding as of December 31, 2024, plus all outstanding restricted stock units. The computation of Stratus' after-tax NAV primarily uses third-party appraisals conducted by independent appraisal firms, which were primarily retained by Stratus' lenders as required under its financing arrangements. The appraisal firms represent in their reports that they employ certified appraisers with local knowledge and expertise who are Members of the Appraisal Institute (MAI) certified by the Appraisal Institute and/or state certified as a Certified General Real Estate Appraiser. Each appraisal states that it is prepared in conformity with the Uniform Standards of Professional Appraisal Practice and utilizes at least one of the following three approaches to value: 1. the cost approach, which establishes value by estimating the current costs of reproducing the improvements (less loss in value from depreciation) and adding land value to it; 2. the income capitalization approach, which establishes value based on the capitalization of the subject property’s net operating income; and/or 3. the sales comparison approach, which establishes value indicated by recent sales of comparable properties in the market place. One or more of the approaches may be selected by the appraiser depending on its applicability to the property being appraised. To the extent more than one approach is used, the appraiser performs a reconciliation of the indicated values to determine a final opinion of value for the subject property. Significant professional judgment is exercised by the appraiser in determining which inputs are used, which approaches to select, and the weight given to each selected approach in determining a final opinion as to the appraised value of the subject property. Stratus is a residential and retail focused real estate company and its portfolio of real estate assets includes multi-family and single-family residential and commercial real estate properties. Consequently, each appraisal is unique and certain factors reviewed and evaluated in each appraisal may be particular to the nature of the property being appraised. However, in performing their analyses, the appraisers generally (i) performed site visits to the properties, (ii) performed independent inspections and/or surveys of the market area and neighborhood, (iii) performed a highest and best use analysis, (iv) reviewed property-level information, including, but not limited to, ownership history, location, availability of utilities, topography, land improvements and zoning, and (v) reviewed information from a variety of sources about regional market data and trends applicable to the property being appraised. Depending on the valuation approach utilized, the appraisers may have used one or more of the following: the recent sales prices of comparable properties; market rents for comparable properties; operating and/or holding costs of comparable properties; and market capitalization and discount rates. The appraisals of the specified properties are as of the dates so indicated, and the appraised value may be different if prepared as of a current date. As noted above, the appraisers utilize significant professional judgment in determining the appraisal methodology best suited to a particular property and the weight afforded to the various inputs considered, which could vary depending on the appraiser’s evaluation of the property being appraised. Moreover, the opinions expressed in the appraisals are based on estimates and forecasts that are prospective in nature and subject to certain risks and uncertainties. Events may occur that could cause the performance of the properties to materially differ from the estimates utilized by the appraiser, such as changes in the economy, inflation, interest rates, capitalization rates, the financial strength of certain tenants, and the behavior of investors, lenders and consumers. Additionally, in some situations, the opinions and forecasts utilized by the appraiser may be partly based on information obtained from third party sources, which information neither Stratus nor the appraiser verifies. Stratus reviews the appraisals to confirm that the information provided by Stratus to the appraiser is accurately reflected in the appraisal, but Stratus does not validate the methodologies, inputs and professional judgment utilized by the certified appraiser. 7

GAAP Reconciliation The appraised values may not represent fair value, as defined under GAAP. After-tax NAV and after-tax NAV per share may not be equivalent to the enterprise value of Stratus or an appropriate trading price for its common stock for many reasons, including but not limited to the following: (1) income taxes included may not reflect the actual tax amounts that will be due upon the ultimate disposition of the assets; (2) components were calculated as of the dates specified and calculations as of different dates are likely to produce different results; (3) opinions are likely to differ regarding appropriate capitalization rates; and (4) a buyer may pay more or less for Stratus or its real estate assets as a whole than for the sum of the components used to calculate after-tax NAV. Accordingly, after-tax NAV per share is not a representation or guarantee that Stratus' common stock will or should trade at this amount, that a stockholder would be able to realize this amount in selling Stratus' shares, that a third party would offer the after-tax NAV per share in an offer to purchase all or substantially all of Stratus' common stock, or that a stockholder would receive distributions per share equal to the after-tax NAV per share upon Stratus’ liquidation. Investors should not rely on the after-tax NAV per share as being an accurate measure of the current fair market value of Stratus' common stock. Management strongly encourages investors to review Stratus' consolidated financial statements and publicly filed reports in their entirety. Below is a reconciliation of Stratus’ total stockholder’s equity, the most comparable GAAP measure, to after-tax NAV. 8 Total stockholders’ equity 194.7$ Less: Total assets (532.6) Add: Noncontrolling interests in subsidiaries 102.9 Total liabilities (235.0) Add: Gross value of assets 692.6 Lease liabilities 15.4 Less: Deferred financing costs presented in liabilities (1.8) 21% corporate tax on built-in gain (27.4) Value attribuable to third party ownership (112.0) Estimated HEB profits interests, Profit Participation Incentive Plan Awards, and Long-Term Incentive Plan Awards (1.3) After-tax NAV 330.5$ Stratus Properties Inc. Reconciliation of Total Stockholders' Equity to Net Asset Value After Tax December 31, 2024 (In millions)

Key Appraisal Inputs 9 Range In Values Weighted Average * Projects Appraised Primarily Using Income Capitalization Approach Terminal Capitalization Rate 4.75% to 9.25% 5.76% Discount Rate 6.75% to 10.00% 7.31% ** Projects Appraised Primarily Using Sales Comparison Approach Value per Land Square Foot $6.15 to $24.50 $10.57 Value per Entitled Commercial Square Foot $33.65 to $64.68 $37.69 Value per Building Square Foot $56 to $1,571 $81 Value per Entitled Multifamily Unit $21,944 to $125,000 $43,680 Value per Residential Lot $84,507 to $3,000,000 $242,680 Note: Appraisal inputs were determined by third-party appraisers.

Sensitivity Analysis 10 Total After-Tax NAV ($MMs) Increase or (Decrease) in Estimated 12/31/24 After-Tax NAV ($MMs) After-Tax NAV Per Share Increase or (Decrease) in Estimated 12/31/24 After-Tax NAV Per Share Estimated After-Tax NAV at 12/31/24 $330.5 N/A $40.38 N/A After-Tax NAV with 10% Increase in Estimated Gross Value of Each Specified Property $365.3 $34.8 $44.64 $4.26 After-Tax NAV with 10% Decrease in Estimated Gross Value of Each Specified Property $295.6 ($34.8) $36.12 ($4.26)